                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 5, 1998
     -----------------------------------------------------------------------

                           FLEET FINANCIAL GROUP, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                 1-6366                               05-0341324
     ----------------------------          ---------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

     One Federal Street, Boston, MA                     02211
     ------------------------------        ---------------------------------
 (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code: 617-346-4000
                                                       ------------

 ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS.

                  On February 1, 1998, Fleet Financial Group, Inc. ("Fleet") consummated the merger of The Quick & Reilly Group, Inc. ("Quick & Reilly") with and into Fleet. Each Quick & Reilly stockholder received for each share of Quick & Reilly common stock ("Quick & Reilly Common Stock") held by such stockholder, except for shares held by dissenting shareholders, 0.578 shares of the Common Stock, $0.01 par value (including the associated preferred share purchase rights), of Fleet ("Fleet Common Stock").

                  The Merger was accounted for as a pooling-of-interests. Fleet hereby files financial statements for the years ended December 31, 1997, 1996, and 1995.

Item 7.           FINANCIAL STATEMENTS AND OTHER EXHIBITS.

                  (a)       Not applicable
                  (b)       Not applicable
                  (c)       Exhibits

                  The following exhibits are filed as part of this report:

11                Computations of Equivalent Shares and Per Share Earnings
12                Computations of Consolidated Ratio of Earnings to Fixed
                  Charges
23                Consent of KPMG Peat Marwick LLP
27                Financial Data Schedules
99                Management's Discussion and Analysis; Supplemental Financial
                  Information; Selected Financial Highlights; Management's
                  Report on Financial Statements; Report of Independent
                  Auditors; Consolidated Balance Sheets of Fleet as of December
                  31, 1997, and 1996, Consolidated Statements of Income of Fleet for years ended December 31, 1997, 1996, and 1995,
                  Consolidated Statements of Changes in Stockholders' Equity and
                  Consolidated Statements of Cash Flows for the years ended
                  December 31, 1997, 1996, and 1995.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLEET FINANCIAL GROUP, INC.
                                              Registrant

                                     By:  /s/ Robert C. Lamb, Jr.
                                          ----------------------------
                                          Robert C. Lamb, Jr.
                                          Controller
                                          Chief Accounting Officer

Dated:  May 5, 1998